ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             January 1, 2001 - January 31, 2001
                               ----------------------------------

SETTLEMENT DATE:                           15-Feb-01
                               ----------------------------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII AND
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance .........................................                  $33,596,824.67
                                                                                                                     --------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ...................                  $ 2,599,808.96
                                                                                                                     --------------
     (c.)  Contract Principal Balance of Charged-Off Contracts ....................................                  $   128,467.94
                                                                                                                     --------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date                   $30,868,547.77
                                                                                                                     --------------

           BALANCES ON THIS SETTLEMENT DATE
     (d.)  Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)            0.2513771                                                $24,855,194.66
                                                            ---------                                                --------------
     (e1.) Ending Class A-1 Principal Balance               0.0000000                                $           --
                                                            ---------                                --------------
     (e2.) Ending Class A-2 Principal Balance               0.4002368                                $15,409,486.66
                                                            ---------                                --------------
     (e3.) Ending Class A-3 Principal Balance               1.0000000                                $ 9,445,708.00
                                                            ---------                                --------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)            0.5183929                                                $ 6,013,353.09
                                                            ---------                                                --------------


II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ..........................                  $33,257,503.13
                                                                                                                     --------------
     (b.)  CBR of Contracts 1 - 30 days delinquent ................................................                  $ 3,763,595.76
                                                                                                                     --------------
     (c.)   % of Delinquent Contracts 1-30 days as of the related Calculation Date ................                           11.32%
                                                                                                                     --------------
     (d.)  CBR of Contracts 31 - 60 days delinquent ...............................................                  $ 1,359,540.80
                                                                                                                     --------------
     (e.)   % of Delinquent Contracts 31-60 days as of the related Calculation Date ...............                            4.09%
                                                                                                                     --------------
     (f.)  CBR of Contracts 61 - 90 days delinquent ...............................................                  $   859,360.19
                                                                                                                     --------------
     (g.)   % of Delinquent Contracts 61-90 days as of the related Calculation Date ...............                            2.58%
                                                                                                                     --------------
     (h.)  CBR of Contracts > 91 days delinquent ..................................................                  $   490,950.40
                                                                                                                     --------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date ................                            1.48%
                                                                                                                     --------------
     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ...........                            8.15%
                                                                                                                     --------------
     (j2.) Month 2:   Dec-00 ......................................................................                            7.55%
                      ------                                                                                         --------------
     (j3.) Month 3:   Nov-00 ......................................................................                            6.60%
                      ------                                                                                         --------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ..................                            7.43%
                                                                                                                     --------------
     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) .................                            0.12%
                                                                                                                     --------------
     (k2.) Month 2:   Dec-00 ......................................................................                            0.00%
                      ------                                                                                         --------------
     (k3.) Month 3:   Nov-00 ......................................................................                            0.36%
                      ------                                                                                         --------------
     (k4.) Three month rolling average % for Defaulted Contracts ..................................                            0.16%
                                                                                                                     --------------
             *Note: Current Month Net Charge-off % is negative 1.5434% reported as zero (December,
                2000)
           Does the Cumulative Loss % exceed
     (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection Period?
           Y or N .................................................................................                        n/a
                                                                                                                     --------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
           Period? Y or N .........................................................................                        NO
                                                                                                                     --------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N ............                        n/a
                                                                                                                     --------------
     (m1.) Residual Realization for the related Collection Period .................................                          123.53%
                                                                                                                     --------------
     (m2.) Month 2:   Dec-00 ......................................................................                          124.13%
                      ------                                                                                         --------------
     (m3.) Month 3:   Nov-00 ......................................................................                          125.21%
                      ------                                                                                         --------------
     (m4.) Three month rolling average Residual Realization Ratio .................................                          124.29%
                                                                                                                     --------------
     (n.)  Does the three month rolling Residual Realization ratio exceed 100% Y or N .............                        YES
                                                                                                                     --------------




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
III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds ...............................................                  $ 3,274,482.95
                                                                                                                     --------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers' to the Collection Account for
           removal of defaulted contracts .........................................................                  $           --
                                                                                                                     --------------
     (3.)  Total deposits in the Collection Account to be used as available funds on this Payment
           Date ...................................................................................                  $ 3,274,482.95
                                                                                                                     --------------
     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ..............                  $    39,000.09
                                                                                                                     --------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...................                  $    27,997.35
                                                                                                                     --------------
           To Series 1999-1 Noteholders:
     (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the related
           period .................................................................................                  $   151,734.24
                                                                                                                     --------------
                           Interest on Class A-1 Notes ............................................  $           --
                                                                                                     --------------
                           Interest on Class A-2 Notes ............................................  $    97,421.42
                                                                                                     --------------
                           Interest on Class A-3 Notes ............................................  $    54,312.82
                                                                                                     --------------
     (d.)  Interest on Class B Notes for the related period .......................................                  $    39,650.80
                                                                                                                     --------------
     (e.)  To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment .....................................                  $ 2,196,794.46
                                                                                                                     --------------
                           Principal Payment to Class A-1 Noteholders .............................  $           --
                                                                                                     --------------
                           Principal Payment to Class A-2 Noteholders .............................  $ 2,196,794.46
                                                                                                     --------------
                           Principal Payment to Class A-3 Noteholders .............................  $           --
                                                                                                     --------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor .........                  $   531,482.45
                                                                                                                     --------------
     (f.)  To the Reserve Account:
           The amount needed to increase the amount in the Reserve Account to the Required Reserve                   $           --
                                                                                                                     --------------
     (g.)  Upon the occurrence of a Residual Event               the lesser of:
           (A) the remaining Available Funds and ..................................................  $           --
                                                                                                     --------------
           (B) the aggregate amount of Residual Receipts included in Available Funds ..............  $           --
                                                                                                     --------------
           To be deposited to the Residual Account ................................................                  $           --
                                                                                                                     --------------
     (h.)  To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit
           in the Collection Account (the "Issuers' Interest") ....................................                  $   287,823.56
                                                                                                                     --------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period ........                  $   879,258.41
                                                                                                                     --------------
     (b.)  Servicer Advances reimbursed during the Collection Period ..............................                  $    34,156.13
                                                                                                                     --------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date ........................................................................                  $    39,000.09
                                                                                                                     --------------
     (d.)  Servicer Advances made during the related Collection Period ............................                  $           --
                                                                                                                     --------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period .................................................................................                  $   806,102.19
                                                                                                                     --------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made ..........................................................................                  $           --
                                                                                                                     --------------


V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period ....................                  $ 1,679,841.23
                                                                                                                     --------------
     (b.)  Amount of interest earnings reinvested for the related Monthly Period ..................                  $     9,320.22
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls, if any, for the related Collection Period ............                  $           --
                                                                                                                     --------------
     (d.)  Amounts transferred from the Collection Account, if applicable .........................                  $           --
                                                                                                                     --------------
     (e.)  Balance remaining before calculating Required Reserve Amount ...........................                  $ 1,689,161.45
                                                                                                                     --------------
     (f.)  Required Reserve Amount needed as of the related Collection Period .....................                  $ 1,543,427.39
                                                                                                                     --------------
     (g1.) If (e) above is greater than (f), then excess amount to be transferred to the Series
           Obligors ...............................................................................                  $   145,734.06
                                                                                                                     --------------
     (g2.) If (e) is greater than (d), then amount of shortfall ...................................
                                                                                                                     --------------
     (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) ............                  $ 1,543,427.39
                                                                                                                     --------------
     (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period? Y or N ............................................                        YES
                                                                                                                     --------------


VI.  RESIDUAL ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period ....................                  $           --
                                                                                                                     --------------
     (b.)  Amounts transferred from the Collection Account ........................................                  $           --
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period .....................                  $           --
                                                                                                                     --------------
     (d.)  Amount on deposit at the end of the related Collection Period ..........................                  $           --
                                                                                                                     --------------

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
VII. ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments ...................................................                  $   495,910.33
                                                                                                                     --------------
     (b.)  Add:  Amount of Advance Payments collected during the related Collection Period ........                  $   389,038.34
                                                                                                                     --------------
     (c.)  Add:  Investment earnings for the related  Collection Period ...........................                  $           --
                                                                                                                     --------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...........                  $   274,457.12
                                                                                                                     --------------
     (e.)  Ending aggregate Advance Payments ......................................................                  $   610,491.55
                                                                                                                     --------------




     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:    /s/ Mark Shapiro
            -------------------

     TITLE: Assistant Treasurer
            -------------------

     DATE:  2/9/01
            -------------------



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